UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ]    Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]    Definitive Information Statement

                           GATEWAY DISTRIBUTORS, LTD.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]    No fee required.
(1)    Title of each class of securities to which transaction applies:
(2)    Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)    Proposed maximum aggregate value of transaction:
(5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)    Amount previously paid:
(2)    Form, schedule or registration statement no.:
(3)    Filing party:
(4)    Date filed:

                           GATEWAY DISTRIBUTORS, LTD.
                         3035 E. PATRICK LANE, SUITE 14
                             LAS VEGAS, NEVADA 89120
                            TELEPHONE (702) 938-9316

                                 March 23, 2004

To Our Stockholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock and preferred stock as of the close of business on the record date, March 15, 2004 that our board of directors has recommended, and that a majority of our stockholders intend to vote in favor of a resolution which will amend our articles of incorporation to increase the number of authorized shares of our preferred stock from 1,000,000 to 25,000,000 shares. Our board of directors believes that our current capital structure is inadequate for our present and future needs. Moreover, our directors believe that the adjustments to our capital structure will create additional benefits to us, including enabling us to package more attractive securities offerings through the use of common and preferred classes and providing us with the opportunity to finance selected commercial transactions without having to deplete working capital.

     If the amendment is approved by a majority of the total number of shares of common stock and preferred stock issued and outstanding and entitled to vote on the matter, an amendment to our articles of incorporation will be filed by our proper officers.

     We have two consenting stockholders, Richard A. Bailey, our founder, president, and a director, who holds 778,345,006 shares of our common stock and 498,000 shares of our preferred stock, and Florian Ternes, our director and secretary who holds 778,345,006 shares of our common stock and 498,000 shares of our preferred stock. Both Mr. Bailey and Mr. Ternes will vote in favor of the proposed amendment to our articles of incorporation. Messrs. Bailey and Ternes have the power to pass the proposed amendment without the concurrence of any of our other stockholders.

     Pursuant to our Amended Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding preferred stock may be converted into 1,000 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the preferred stock shall then be convertible. Therefore, Mr. Bailey will have the power to vote 1,276,345,006 shares of the common stock, and Mr. Ternes will have the power to vote 1,276,341,672 shares of the common stock. Together, Messrs. Bailey and Ternes will have the power to vote 2,552,686,678, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date required to pass the proposed amendment.

     The May 2002 Amendment. This information statement is also being sent in connection with the previous approval by our board of directors of the corporate actions referred to below and their subsequent adoption by our majority stockholders. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and the discussion of the May 2002 Amendment in this information statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended, of these corporate actions.

     On May 31, 2002, as authorized by the necessary approvals of our board of directors and our majority stockholder, as of the record date of May 10, 2002, we approved the adoption of an amendment (the "May 2002 Amendment") to our articles of incorporation in the form of Attachment A attached hereto, which
                                         ------------
increased our authorized common stock from 2,000,000 to 25,000,000,000 shares. The May 2002 Amendment was adopted because our board of directors believed that our then existing capital structure was inadequate for our corporate needs.

     The May 2002 Amendment was implemented as part of our planned strategy of acquisitions during the summer of 2002. We considered entering into several acquisitions during the summer of 2002. However, our board of directors ultimately decided that only one acquisition was in the best interests of our shareholders. On August 15, 2002, we acquired all equity interest in Los Cabos Freedom Movement, a Wisconsin LLC, dba Grandma Hammans Specialty Foods. As consideration for the acquisition of Grandma Hammans , we agreed to assume Grandma Hammans' liabilities, which totaled approximately $217,000.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement is being mailed on or about April 5, 2004 to all stockholders of record as of March 15, 2004.

     We appreciate your continued interest in Gateway Distributors, Ltd.

                                         Very truly yours,

                                         /s/ Richard A. Bailey

                                         Richard  A.  Bailey
                                         President

                           GATEWAY DISTRIBUTORS, LTD.
                         3035 E. PATRICK LANE, SUITE 14
                             LAS VEGAS, NEVADA 89120
                            TELEPHONE (702) 938-9316

                              INFORMATION STATEMENT

     This information statement is furnished to the holders of record at the close of business on March 15, 2004 the record date, of the outstanding common stock and preferred stock of Gateway Distributors, Ltd., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that holders of the majority of the votes of our stock intends to take by written consent on April 26, 2004, to vote in favor of articles of amendment to our articles of incorporation which will increase the number of authorized shares of our preferred stock from 2,000,000 to 25,000,000 shares.

     We are also furnishing this information statement in connection with the previous approval by our board of directors of the May 2002 Amendment and its subsequent adoption by our stockholders. Accordingly, all necessary corporate approvals in connection with the May 2002 Amendment have been obtained, and the discussion of the May 2002 Amendment is furnished solely for the purpose of informing our stockholders, in the manner required under the Securities Exchange Act of 1934, as amended, of these corporate actions. On May 31, 2002, as authorized by the necessary approvals of our board of directors and our majority stockholders, as of the record date of March 15 we approved the adoption of an amendment to our articles of incorporation in the form of Attachment A attached
                                                          ------------
hereto, which increased our authorized common stock to 25,000,000,000 shares. The May 2002 Amendment was adopted because our board of directors believed that our then existing capital structure was inadequate for our corporate needs.

     This information statement will be sent on or about April 5, 2004 to our stockholders of record who do not sign the majority written consent described herein.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on March 15, 2004 as the record date for determining the stockholders entitled to notice of the above noted action. The approval of the proposed amendment to our articles of incorporation requires the affirmative vote of a majority of the shares of our common stock and preferred stock issued and outstanding as of the record date at the time the vote is taken. As of the record date, 3,465,647,284 shares of the common stock were issued and outstanding and 996,125 shares of our preferred stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. Each share of the preferred stock outstanding, which is designated as the Series A preferred stock, entitles the holder to one vote on all matters brought before the preferred stockholders and also entitles the preferred stockholder to 1,000 votes of the common stock on all matters brought before all of the stockholders. The quorum necessary to conduct business of the stockholders consists of a majority of the outstanding shares of the common stock and preferred stock issued and outstanding as of the record date.

     We have two consenting stockholders, Richard A. Bailey, our founder, president, and a director, who holds 778,345,006 shares of our common stock and 498,000 shares of our preferred stock, and Florian Ternes, our director and secretary who holds 778,345,006 shares of our common stock and 498,000 shares of our preferred stock. Both Mr. Bailey and Mr. Ternes will vote in favor of the proposed amendment to our articles of incorporation. Messrs. Bailey and Ternes have the power to pass the proposed amendment without the concurrence of any of our other stockholders. Pursuant to our Amended Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding preferred stock may be convertible into 1,000 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the preferred stock shall then be convertible. Therefore, Mr. Bailey will have the power to vote 1,276,345,006 shares of the common stock, and Mr. Ternes will have the power to vote 1,276,341,672 shares of the common stock. Together, Messrs. Bailey and Ternes will have the power to vote 2,552,686,678 which number exceeds the number of the majority of the issued and outstanding shares of our common stock on the record date required to pass the proposed amendment.

     The May 2002 Amendment. On May 31, 2002, as authorized by the necessary approvals of our board of directors and our majority stockholder, as of the record date of May 10, 2002, we approved the adoption of an amendment (the "May 2002 Amendment") to our articles of incorporation in the form of Attachment A
                                                                 ------------
attached hereto, which increased our authorized common stock from 2,000,000 to 25,000,000,000 shares. The May 2002 Amendment was adopted because our board of directors believed that our then existing capital structure was inadequate for our corporate needs. The previous approval of the resolutions in connection with the May 2002 Amendment required the affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock as of the record date at the time the vote was taken. At the time of adoption of the May 2002 Amendment, there were 654,312,044 shares of the common stock issued and outstanding.

     At the time of the May 2002 Amendment, our consenting stockholder, Neptune Communications, Inc., a Nevada corporation held, in the aggregate, approximately
72.59 percent of our issued and outstanding common stock. The consenting stockholder voted in favor of the May 2002 Amendment to our articles of incorporation. The consenting stockholders had the power to pass the May 2002 Amendment without the concurrence of any of our other stockholders because it held the majority of the total shares of our stock issued and outstanding on the record date with respect to the vote on the May 2002 Amendment.

     The May 2002 Amendment was implemented as part of our planned strategy of acquisitions during the summer of 2002. We considered entering into several acquisitions during the summer of 2002. However, our board of directors ultimately decided that only one acquisition was in the best interests of our shareholders. On August 15, 2002, we acquired all equity interest in Los Cabos Freedom Movement, a Wisconsin LLC, dba Grandma Hammans Specialty Foods. As consideration for the acquisition of Grandma Hammans, we agreed to assume Grandma Hammans' liabilities, which totaled approximately $217,000.

     ACCORDINGLY, WE ARE NOT ASKING OUR STOCKHOLDERS FOR A PROXY AND STOCKHOLDERS ARE REQUESTED NOT TO SEND A PROXY.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     No action will be taken in connection with the proposed amendment to our articles of incorporation by our board of directors or the voting stockholders for which Nevada law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                                   BACKGROUND

     We were incorporated under the laws of the State of Nevada on May 26, 1993 under the name of Gateway Distributors, Ltd. We are a network marketing company that sells nutritional, health and dietary supplements and products throughout North America and Japan.

            SUMMARY OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION

     Our board of directors has adopted, subject to the approval of our stockholders, an amendment to our articles of incorporation, a copy of which is attached hereto as Attachment B. The following description of the amendment is
                   ------------
qualified by reference to the full text of the amendment.

     The primary effect of the amendment would be to increase the number of authorized shares of our preferred stock from 1,000,000 to 25,000,000 shares.

     Our present capital structure authorizes 25,000,000,000 shares of common stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value $0.001 per share. The board of directors believes this capital structure is inadequate for our present and future needs. Therefore, the board has approved the amendment of our articles of incorporation to increase the authorized number of shares of preferred stock from 1,000,000 shares to 25,000,000 shares. The board believes this capital structure more appropriately reflects our present and future needs and recommends the amendment to our stockholders for adoption.

     The May 2002 Amendment. Prior to the adoption of the May 2002 Amendment, our capital structure authorized 2,000,000,000 shares of common stock and 1,000,000 shares of preferred stock. The board of directors believed this capital structure was inadequate at that time for our corporate needs. Therefore, the board approved an amendment of our articles of incorporation to increase the authorized number of shares of common stock to 25,000,000,000 shares. The board believed this capital structure more appropriately reflected our corporate needs at the time of the May 2002 Amendment, and recommended the May 2002 Amendment to our stockholders for adoption.

     The May 2002 Amendment was implemented as part of our planned strategy of acquisitions during the summer of 2002. We considered entering into several acquisitions during the summer of 2002. However, our board of directors ultimately decided that only one acquisition was in the best interests of our shareholders. On August 15, 2002, we acquired all equity interest in Los Cabos Freedom Movement, a Wisconsin LLC, dba Grandma Hammans Specialty Foods. As consideration for the acquisition of Grandma Hammans ,we agreed to assume Grandma Hammans' liabilities, which totaled approximately $217,000.

     Neither our existing articles of incorporation nor our bylaws contain any provisions which have a material anti-takeover effect, nor do we have plans to subsequently implement any measure which would have an anti-takeover effect. However, pursuant to our Amended Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 1,000 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of our Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible. The existence of the super voting rights with respect to the Series A preferred stock could be deemed to have an anti-takeover effect.

     The following is a summary of the material matters relating to our common stock, our preferred stock, and other matters after the adoption of the amendment to our articles of incorporation, which is attached to this information statement.

COMMON STOCK

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our common stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Gateway Distributors, Ltd., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of common stock with respect to any merger or business combination.

PREFERRED STOCK

     Pursuant to our Amended Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 1,000 fully paid and nonassessable shares of our common stock. Moreover, on all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible. Our preferred stockholders do not have cumulative voting rights.

     The issuance of additional shares of our preferred stock could decrease the amount of earnings and assets available for distribution to holders of our common stock or affect adversely the rights and powers, including voting rights, of the holders of our common stock. Likewise, any such issuance may have the effect of delaying, deferring or preventing a change in control of Gateway Distributors, Ltd. The holders of our Series A preferred stock have no preemptive rights or other subscription rights and there are no sinking fund provisions applicable to our Series A preferred stock. However, the Series A preferred stock does have redemption rights as specified in our Amended Certificate of Designation Establishing Series A Preferred Stock. The amendment would not alter or modify any preemptive right of holders of our preferred stock to acquire our shares, which is denied, or effect any change in our preferred stock, other than the number of authorized shares.

     As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of preferred stock with respect to any merger or business combination.

PURPOSE OF AUTHORIZING ADDITIONAL PREFERRED STOCK

     Authorizing the issuance of an additional 24,000,000 shares of preferred stock would give our board of directors the express authority, without further action of our stockholders, to issue preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The issuance of the shares of preferred stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Gateway Distributors, Ltd. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Gateway Distributors, Ltd. In some instances, each share of the preferred stock may be convertible into multiple shares of our common stock. Likewise, shares of our preferred stock could have voting rights equal to their converted status as common stock, with the effect being that the stockholders of the preferred stock would have the ability to control the vote of our stockholders, even though they may own less that than a majority of our issued and outstanding common stock.

     Similarly, the issuance of shares of preferred stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of preferred stock by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance, upon the conversion of our preferred stock into shares of our common stock, would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the stockholder's investment could be adversely affected.

     The proposal with respect to our preferred stock is not being made by us in response to any known accumulation of shares or threatened takeover.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the resolution to amend our articles of incorporation.

     The board of directors recommends a vote FOR approval of the resolution to amend our articles of incorporation. The proposed amendment of our articles of incorporation was approved by a vote of our directors on March 22, 2004.

     Information regarding the beneficial ownership of our common stock and preferred stock by management and the board of directors is noted below.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each of our directors;

-    Each named executive officer; and

-    All directors and officers as a group.

                                                        COMMON STOCK         PREFERRED STOCK
                                                        BENEFICIALLY          BENEFICIALLY
                                                           OWNED (2)            OWNED (2)
                                                    ----------------------  ----------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)               NUMBER      PERCENT  NUMBER   PERCENT
--------------------------------------------------  -------------  -------  -------  -------
Richard A. Bailey (3) . . . . . . . . . . . . . .     778,345,006    22.46  498,000    49.99
Florian Ternes (4). . . . . . . . . . . . . . . .     778,341,672    22.46  498,000    49.99
All directors and officers as a group ( 2 persons)  1,556,686,678    44.92  996,000    99.99
                                                    =============  =======  =======  =======
Neptune Communications (5). . . . . . . . . . . .               0        0      125     0.01

_______________
(1) Unless otherwise indicated, the address for each of these stockholders is c/o Gateway Distributors, Ltd., 3035 E. Patrick Lane, Suite 14 Las Vegas, Nevada 89120. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. The total number of outstanding shares of the common stock on the record date is 3,465,647,284, and the total number of outstanding shares of the preferred stock on the record date is 996,125.
(3) Mr. Bailey is our president, director and a founder. He owns 778,345,006 shares of our common stock and 498,000 shares of our preferred stock. Each share of our currently issued and outstanding preferred stock may be converted into 1,000 fully paid and nonassessable shares of our common stock. Moreover, on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the preferred stock shall then be convertible. Therefore, Mr. Bailey will have the power to vote 1,267,341,672 shares of the common stock. There are no other holders of our preferred stock, other than Mr. Bailey and Mr. Ternes.
(4) Mr. Ternes is a director and the secretary of our company. He owns 778,341,672 shares of our common stock and 498,000 shares of our preferred stock. Each share of our currently issued and outstanding preferred stock may be converted into 1,000 fully paid and nonassessable shares of our common stock. Moreover, on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the preferred stock shall then be convertible. Therefore, Mr. Ternes will have the power to vote 1,267,345,006 shares of the common stock. There are no other holders of our preferred stock, other than Mr. Bailey and Mr. Ternes.
(5)  Neptune Communications, Inc. is a Nevada corporation, whose address is 3095
     E. Patrick Lane, Suite 1, Las Vegas, Nevada 89120. Neptune Communications is controlled by Florian Ternes, our director and secretary.

SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

                       DOCUMENTS INCORPORATED BY REFERENCE

     Our Annual Report on Form 10-KSB for the year ended December 31, 2002 and financial information from our Quarterly Report for the period ended September 30, 2003 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2002 and a copy of our Quarterly Reports for the periods ended March 31, 2003, June 30, 2003, and September 30, 2003, and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 3035 E. Patrick Lane, Suite 14 Las Vegas, Nevada 89120, telephone (702) 938-9316.

                                             By Order of the board of directors,

                                             /s/  Richard  A.  Bailey

                                             Richard  A.  Bailey,
                                             President

                                                                    ATTACHMENT A
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                            GATEWAY DISTRIBUTORS, LTD
                           AS ADOPTED ON MAY 31, 2002


                    CONSENT OF A MAJORITY OF SHAREHOLDERS OF
                           GATEWAY DISTRIBUTORS, LTD.
                          TO ACTION WITHOUT A MEETING

The undersigned, representing a majority of shareholders of Gateway Distributors, Ltd. (the "Company') as of May 10, 2002 hereby consents to and authorizes the following action effective May 31, 2002;

     WHEREAS, the Company, on the date first written above, had 654,312,044 shares of $0.001 par value common stock issued and outstanding; and

     WHEREAS, Neptune Communications (the "Majority Shareholder"), as set forth below, collectively holds, 72.59% of all of the Company's $0.001 par value common stock representing more than a majority of the Company's issued and outstanding common stock; and

     WHEREAS, the Majority Shareholder agrees that it is in the best interest of the Company to amend its Articles of Incorporation to increase the authorized common stock from l,000,000,000 to 25,000,000,000; and

     NOW THEREFORE BE IT RESOLVED, that the undersigned Majority Shareholder hereby approves and consents to the Company's amendment of its Articles of Incorporation to increase the authorized shares of $0.00l par value common voting stock ("shares") from 1,000,000,000 shares to 25,000,000,000 shares; and

     FURTIIIR RESOLVED, that the appropriate officers of the Company are authorized, empowered and directed, in the name and on behalf of the Shareholder, to issue the shares on such terms and conditions as the Board of Directors shall determine from time to time and to execute and deliver all such other documents as may be necessary from time to time in order to carry out the purpose and intent of these resolutions, that all of the acts and doings of any such officers that are consistent with the purposes of these resolutions are hereby authorized, approved, ratified and confirmed in all respects.



Neptune  Communications,  Inc.



By:  Flo  Ternes
President


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
                                                                    ATTACHMENT B

                     RESOLUTIONS PROPOSING AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                          OF GATEWAY DISTRIBUTORS LTD.

     RESOLVED, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of preferred stock to 25,000,000 shares is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the adoption of Articles of Amendment to the Articles of Incorporation of the Company in the form attached hereto as Annex 1
                                                                         -------
be,  and  hereby  is,  approved  in  all  respects;  and

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

     RESOLVED FURTHER, that the amendment to the Company's Articles of Incorporation approved on May 31, 2002, be and hereby is ratified and approved.





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
                                                                         ANNEX 1

                              ARTICLES OF AMENDMENT
              TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                           GATEWAY DISTRIBUTORS, LTD.


     Pursuant to the provision of Article 78.207 of the Nevada Revised Statutes, Gateway Distributors, Ltd., a Nevada corporation (the "Company"), hereby adopts the following Articles of Amendment to its Amended and Restated Articles of
Incorporation:

                                    ARTICLE I

     The  name  of  the  Company  is  Gateway  Distributors,  Ltd.

                                   ARTICLE II

     The following amendment to the Articles of Incorporation was adopted by the stockholders of the Company on April 26 2004:

     Paragraph 1 of Article III, as previously amended, is hereby further amended to read in its entirety as follows:

               1.   Authorized  Stock. The total number of shares of stock which
                    -----------------
                    the Company shall have authority to issue is 25,025,000,000, consisting of 25,000,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 25,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

                                   ARTICLE III

     The number of shares of the Common Stock outstanding at the time of such adoption was 3,465,647,284, and the number of shares of Preferred Stock at the time of such adoption was 996,125.

                                   ARTICLE IV

     The number of shares of the common Stock voted for such amendment was 1,556,690,012 shares and no shares of the common Stock voted against such amendment. The number of shares of the Preferred Stock voted for such amendment was 996,000 shares and no shares of the Preferred Stock voted against such amendment. However, each share of the Preferred Stock is convertible into 1,000 shares of the Common Stock. The voting rights of the Preferred Stock are such that each share of the Preferred Stock is equal to the same number of shares of the Common Stock into which the Preferred Stock may be converted. Accordingly, each share of the Preferred Stock may be counted as 1,000 shares of the Common Stock for voting purposes. As a result, the 996,000 shares of the Preferred
Stock  are  equal  to  the  vote  of  996,000,000  shares  of  the Common Stock.

                                    ARTICLE V

     The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment is none.

Dated this 26th day of April, 2004.

                                             GATEWAY DISTRIBUTORS, LTD.



                                             By
                                               ---------------------------------
                                                Richard A. Bailey, President


                                        3
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